Exhibit 99.1

Jonathan Lewis, MD, PhD

FORWARD-LOOKING STATEMENTS

Some of the statements made in this presentation are
forward-looking statements. These forward-looking
statements are based upon our current expectations and
projections about future events and generally relate to our
plans, objectives and expectations for the development of
and commercialization of in-licensed cancer drugs. Although
management believes that the plans and objectives reflected
in or suggested by these forward-looking statements are
reasonable, all forward-looking statements involve risks and uncertainties and actual future results may be materially
different from the plans, objectives and expectations
expressed in this presentation.

ZIOPHARM Mission and Strategy

Better cancer medicine.

Low cost small molecules.

Oral and global.

Improved quality of life.

Portfolio of Mid-Stage Development Candidates

Focus of current resources:

ZymafosTM (palifosfamide), novel DNA-alkylating molecule in
randomized phase II expected to define registration trial  1H 2010;
oral form at IND stage

To follow:

ZybulinTM (indibulin), novel oral tubulin-binding molecule in phase
I trials  expected to enter phase I/II breast cancer trial 2H 2009 with mathematically-derived dosing schedule (Dr. Norton); nanoparticle formulation (for oral, IV) in preclinical evaluation

ZinaparTM (darinaparsin), novel IV mitochondrial-targeted
molecule in phase II trials with the potential for registration trial in
1H 2010; oral form in phase I

ZYMAFOSTM
(palifosfamide)

Palifosfamide

Novel alkylating molecule; patent applications U.S. and internationally

Anticipated low cost to manufacture

IV form in randomized phase II and oral developed for IND

Target indication of soft-tissue sarcoma (front/second-line setting)

Orphan Drug Designation (soft-tissue sarcoma) in U.S. and Europe

Palifosfamide Opportunity

Palifosfamide, novel DNA alkylating agent, related to ifosfamide and cyclophosphamide family

Active preclinically in diverse cancers including ifosfamide and cyclophosphamide resistant tumors

Development premise:  less toxic, more efficacious, enhanced quality of life, easier to administer than related drugs, cost-effective

Niche market development for soft-tissue sarcoma with estimated sales potential in the front- and second-line setting of $250 MM

Replacing ifosfamide in lymphoma $400 MM, and with use in other solid tumors (for ifosfamide/cyclophosphamide) including breast, ovarian and prostate, significant further potential

Palifosfamide Development Leading to ASCO

Active in Phase I with anticipated toxicity profile

Active in Phase II advanced sarcoma

Synergistic with doxorubicin in preclinical study

US and EU experts recommend randomized phase II (front-/second-
line setting, palifosfamide +/- doxorubicin) in soft-tissue sarcoma
(PICASSO); trial actively enrolling with initial drug study safety monitoring committee meeting concluding completing trial as planned, possibly enrolling less patients.

Phase I palifosfamide/doxorubicin combination data presented at
ASCO 2009

                                    Select ASCO data:

A Phase I Study of Palifosfamide
in Combination with Doxorubicin:
Safety and Preliminary Efficacy

Luis H. Camacho1, Sant Chawla2, Victoria Chua2, Giovanni Abbadessa3,
Philip Komarnitsky 3, Barbara Wallner3, Jan Stevens3, Jonathan Lewis3

1Oncology Consultants; 2Sarcoma Oncology Center, Santa Monica, CA;
3ZIOPHARM Oncology, Inc., Boston, MA

Preliminary Exposure and
Efficacy

Exposure

13 treated; 0 ongoing

Best Response

SD or better in 42% of 12 evaluated patients

3 PR: STS (2) and SCLC (1)

SD or better in 75% of STS patients

Patients age =65 (n=4): 2 SD (50%), 1 PR (25%)

Soft-Tissue Sarcomas:

Best Response (N=8)

0

2

0

LMS (2)

0

1

0

MPNS Tumor

25

1

0

1

0

PD

0

0

Angiosarcoma

0

2

Rhabdomyosarcoma (2)

50

25

% of STS patients:

0

0

Pleomorphic Sarcoma

1

0

Endometrial Stromal Cell Sarcoma

SD

PR

75 % SD or better

Adverse events primarily mild to moderate in severity

No encephalopathy, no hemorrhagic cystitis, no renal
toxicity

Most common adverse events include:

Neutropenia  6 (46%)

Thrombocytopenia  6 (46%)

Micro Hematuria  5 (38%)

Anemia  5 (38%)

Nausea  4 (31%)

Vomiting  4 (31%)

Adverse Events

Conclusions

Palifosfamide 150 mg/m2 , 3 times per week combined with
doxorubicin 75 mg/m2  once every 3 weeks is a very well tolerated outpatient regimen.

There has been no encephalopathy, no hemorrhagic cystitis, no renal toxicity.  Adverse events are primarily hematologic and easy to manage.

Preliminary efficacy:

3/12 PRs

2/8 PRs in STS    4/8 SD in STS

Ease of administration, favorable toxicity profile, and preliminary efficacy support further evaluation of this agent in sarcoma. A randomized, controlled Phase II study in STS comparing
palifosfamide 150 mg/m2 plus doxorubicin 75 mg/m2  vs. doxorubicin
75 mg/m2 alone is in full progress.

Palifosfamide Registration Strategy

    Palifosfamide / doxorubicin vs. doxorubicin in front- and
second-line patients with unresectable or metastatic soft-
tissue sarcoma:

Phase II randomized trial helps shape registration trial

Single registration trial powered for PFS and survival

(indibulin)

ZybulinTM

Indibulin

Novel oral tubulin binding agent; issued patents and
applications

Anticipated low cost to manufacture

Targets cell mitosis and movement

Expected low toxicity (no neurotoxicity)

Target indication of subset of breast cancer

Indibulin Opportunity

Taxanes widely used and a more efficacious/less toxic
oral treatment expected to have billion dollar sales
potential

Distinct mechanism and

Oral dosing

Lack of neurotoxicity

Potential efficacy in tumors with MDR

Treatment approaches, initially in breast cancer:

Norton dose density

Combination therapy

Indibulin Development Leading to ASCO

Single agent activity in phase I  in multiple tumor types;
confirmatory activity in phase I PET data; DLT not
reached, minimal toxicity and no neurotoxicity

Highly synergistic in preclinical study

Phase I oral capecitabine with oral indibulin presented at
ASCO 2009

Preclinical evaluation (Dr. Norton) evaluating dose
density schedule presented at ASCO 2009

           Select ASCO presented data:

Indibulin, a Novel Tubulin
Targeting-agent, in
Combination with
Capecitabine, is Suitable for
Mathematically-Optimized
Dose-Scheduling

Jonathan J. Lewis 1, Matthew D. Galsky 2,6, Luis H. Camacho 3, David
M. Loesch 4,6, Philip B. Komarnitsky 1, Barbara Wallner 1, Jan Stevens
Larry Norton 5

1 ZIOPHARM Oncology, New York, NY; 2 Comprehensive Cancer Centers of
Nevada, Las Vegas, NV; 3 Oncology Consultants P.A., Houston, TX; 4 Central
Indiana Cancer Centers, Indianapolis, IN; 5 Harmon Hill, New York, NY, 6 US
Oncology, Translational Oncology Program, Houston, TX

Preliminary Clinical Activity

Median SD 6 Cycles

Breast and colon cancer SD for 6 Cycles

Bladder cancer SD for 9 Cycles

Prostate cancer SD for 9 Cycles

Breast and Colon Cancer 6 Cycles

        Bladder and Prostate Cancer 9 Cycles

Preliminary Safety

AEs that are Related and occurred in

2

or more pts

(

=

29

%)

Frequency, %

Grade 1/2 AEs that were related

•

Fatigue

4 (57)

•

Anorexia

2 (29)

•

Dyspnea

2 (29)

•

Hand Foot Syndrome

2 (29)

•

Mucositis

2 (29)

•

Vomiting

2 (29)

Grade 3/4 AEs that were related

•

Hypophosphatemia

1 (14)

Indibulin:  Optimization of
Dosing Schedules

Days of Growth

Therapy Starts
(Day 8)

MX-1 Xenograft

0

500

1000

1500

2000

2500

0

5

10

15

20

25

30

35

Vehicle Control
daily

Indibulin 22 mg/kg
daily

Indibulin 29 mg/kg 5 days on, 5
days off

Indibulin:  Optimization of
Dosing Schedules

Conclusions

Oral indibulin in combination with capecitabine is very
well tolerated with no neurotoxicity. Early activity in
breast, colon, bladder, and prostate cancers.

Formal analyses of preclinical data utilizing Norton-
Simon Modeling reveals that the major effect of therapy
occurs in five days of exposure, which is not
manifest on gross inspection until one week thereafter.
Hence, an intermittent schedule based on five days of
drug administration preserves full activity while
minimizing toxicity.  This may also minimize acquired
resistance.

A Phase I-II study in breast cancer using this novel
scheduling strategy is in development.

(darinaparsin)

ZinaparTM

Darinaparsin

Novel mitochondrial-targeted agent (organic arsenic);
first in a new class of molecules

IV formulation in multiple phase I/II studies with
confirmed activity in lymphoma

Oral form ongoing in Phase I

Families of compounds covered by issued patents with
further applications pending in U.S. and internationally

Anticipated low cost to manufacture

Target indication of refractory peripheral T-cell
lymphoma / lymphoma, potential sales of $250 million,
with other lymphoma use, $400 million; with oral form,
significant additional potential

Darinaparsin Opportunity

Inorganic arsenic use limited by cardiotoxcity (“Black
Box” warning)

IV darinaparsin (organic arsenic) in several phase I/II
studies with no cardiotoxicity, well tolerated; MTD not
yet reached with oral form

IV phase II data in hematological malignancies
presented at ASCO 2009 -- advisors believe data can
support potential registration trial

                Select ASCO Symposium Data:

Novel Organic Arsenic
Molecule Darinaparsin:
Development of IV and Oral
Forms

I. S. Lossos1, M. D. Craig2, M. S. Tallman3, R. V. Boccia4,

P. R. Conkling5, C. Becerra6, P. B. Komarnitsky7, B. Wallner7,

J.J.Lewis7, W. H. Miller8

1 Miller School Of Medicine, University of Miami, Miami, FL; 2 West Virginia University Hospitals, Morgantown,
WV; 3 Northwestern University Medical School, Chicago, IL; 4 Associates In Oncology/Hematology,
Bethesda, MD; 5 Virginia Oncology Associates, Norfolk, VA; 6 Baylor University Medical Center,
Dallas, TX; 7 ZIOPHARM Oncology, Inc., Boston, MA; 8 McGill University Jewish General Hospital,
Montreal, QC

IV Darinaparsin Efficacy

Complete Responses: 3

66 year old female, PTCL (3 + months*)

3 prior treatment regimens: CHOP x 6, ICE and
EPOCH x 2

Patient taken off study for autologous BMT

73 year old female, PTCL + senile EBV-associated, B-cell
lymphoproliferative disorder (5 + months)

6 prior regimens: ABVD x 3, ICE, autologous bone
marrow transplant, gemzar and radiation

65 year old male, DLBCL (6 months)

4 prior regimens:  RCHOP, EPOCH, transplant, gemzar

IV Darinaparsin Efficacy

1 Marginal Zone Non-Hodgkin Lymphoma transformed to DLBCL (14 +
months)*

5 prior treatment regimens: chlorambucil, RCHOPx5, RICEx3, RT and BMT

1 Marginal Zone Non-Hodgkin Lymphoma (3 months)

Rituximab x 8, RCVP x 1, and gemcitabine x 1

1 PTCL (4 months)

EPOCH x 2, dox, cytoxan

1 Hodgkin’s Nodular Sclerosis (8 months)

ICE x 1, CBV x 1, gemcitabine + MDX x 6

1 PTCL, 2 Hodgkin's, 1 B-cell (3 – 9+ months)

Prolonged Stable Disease: 4

Partial Responses: 4

IV Darinaparsin Related Adverse
Events

Events that were

grade 3

N

%

Fatigue

1

3

Alk. Phos Increased

1

3

Events that were considered SAEs

N

%

Fall

1

3

Neutropenic Fever

1

3

No

QT prolongation

Oral Efficacy

MTD not reached

1 PR (H&N) duration 5+ months

15 prolonged SD (H&N, lymphoma,
colon, pancreas)

Duration 3 – 6+ months

Summary

IV Lymphoma

7 / 19 objective responses (3 CRs, 4 PRs)

3 / 5 objective responses PTCL (2 CRs, 1 PR)

4 prolonged SD

PO All comers

not yet at MTD

1 PR, 15 prolonged SD

Portfolio Highlights

Palifosfamide pivotal trial design expected from IV
phase II randomized study to initiate as early as 1H 2010
and focus of current resources

Indibulin phase I and dose scheduling oral data
highlight potential benefit over widely used tubulin
targeted agents with phase I/II novel dose schedule in
breast expected 2H 2009

Darinaparsin phase II lymphoma data highly
encouraging for possible registration trial 1H 2010

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